Exhibit 10.70

EXECUTION COPY

AMENDMENT AND RESTATEMENT AGREEMENT (this “Agreement”) dated as of May 5, 2006, among HEXION LLC, a Delaware limited liability company (“Holdings”), HEXION SPECIALTY CHEMICALS, INC., a New Jersey corporation (the “U.S. Borrower”), HEXION SPECIALTY CHEMICALS CANADA, INC., a Canadian corporation (the “Canadian Borrower”), HEXION SPECIALTY CHEMICALS B.V., a company organized under the laws of The Netherlands (the “Dutch Borrower”), HEXION SPECIALTY CHEMICALS UK LIMITED, a corporation organized under the laws of England and Wales, and BORDEN CHEMICAL UK LIMITED, a corporation organized under the laws of England and Wales (together, the “U.K. Borrowers” and, together with the U.S. Borrower, the Canadian Borrower, and the Dutch Borrower, the “Borrowers”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent under the Credit Agreement dated as of May 31, 2005, among Holdings, the Borrowers, the Lenders party thereto from time to time and the agents, arrangers and bookrunners party thereto, as in effect on the date hereof (the “Existing Credit Agreement”).

WHEREAS Holdings and the U.S. Borrower have requested, and the Required Restatement Lenders (as defined below) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Tranche C-1 Lenders set forth on Schedule 1 (the “Tranche C-1 Lenders”) make Tranche C-1 Initial Term Loans (the “Tranche C-1 Initial Term Loans”) to the U.S. Borrower on the Amendment and Restatement Effective Date (as defined below) in an aggregate principal amount not to exceed $283,000,000, (b) the Tranche C-1 Lenders make available Tranche C-1 Delayed Draw A Term Loans (the “Tranche C-1 Delayed Draw A Term Loans”) to the U.S. Borrower on the Amendment and Restatement Effective Date in an aggregate principal amount not to exceed $379,287,144.17, (c) the Tranche C-1 Lenders make available Tranche C-1 Delayed Draw B Term Loans (the “Tranche C-1 Delayed Draw B Term Loans”) to the U.S. Borrower on the Amendment and Restatement Effective Date in an aggregate principal amount not to exceed $672,712,855.83, (d) the Tranche C-2 Lenders set forth on Schedule 1 (the “Tranche C-2 Lenders”) make Tranche C-2 Term Loans (the “Tranche C-2 Term Loans”) to the Dutch Borrower on the Amendment and Restatement Effective Date in an aggregate principal amount not to exceed $290,000,000, (e) the Tranche C-3 Lenders set forth on Schedule 1 (the “Tranche C-3 Lenders”) fund Tranche C-3 Credit-Linked Deposits (the “Tranche C-3 Credit-Linked Deposits”) on the Amendment and Restatement Effective Date in an aggregate amount equal to $50,000,000, (f) the proceeds of the Tranche C-1 Term Loans funded by the Tranche C-1 Lenders be used for (i) the prepayment on the Amendment and Restatement Effective Date of all the Tranche B-1 Term Loans (together with accrued interest thereon), (ii) the payment of fees, costs and expenses payable in connection with the Transactions (including, without limitation, accrued interest with respect to the

Tranche B-2 Term Loans and amounts payable under Section 2.17 of the Existing Credit Agreement) and (iii) general corporate purposes, (g) the proceeds of the Tranche C-2 Term Loans funded by the Tranche C-2 Lenders be used for the prepayment on the Amendment and Restatement Effective Date of all the Tranche B-2 Term Loans, (h) the Tranche B-3 Credit-Linked Deposits be returned to the Tranche B-3 Lenders, (i) the proceeds of the Tranche C-1 Delayed Draw A Term Loans and the Tranche C-1 Delayed Draw B Term Loans be used as set forth in the Restated Credit Agreement (as defined below) and (j) the Existing Credit Agreement be amended and restated to read in its entirety as set forth in Exhibit A hereto;

NOW, THEREFORE, Holdings, the Borrowers, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below or, if not defined therein, in the Existing Credit Agreement. As used in this Agreement, “Required Restatement Lenders” means, at any time, (a) the Required Lenders (as defined in the Existing Credit Agreement) and (b) all of the Tranche C-1 Lenders, Tranche C-2 Lenders and Tranche C-3 Lenders.

SECTION 2. Amendment and Restatement Effective Date. (a) The transactions provided for in Sections 3, 4, 5 and 6 hereof shall be consummated at a closing to be held on the Amendment and Restatement Effective Date (as defined below) at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.

(b) The “Amendment and Restatement Effective Date” shall be a date to be specified by the U.S. Borrower, not later than July 31, 2006, as of which date all the conditions set forth or referred to in Section 7 hereof shall have been satisfied (or waived as set forth in Section 9.08 of the Restated Credit Agreement).

SECTION 3. Tranche C-1 Term Loans. (a) Subject to the terms and conditions set forth herein, on the Amendment and Restatement Effective Date, each Tranche C-1 Lender agrees to make a Tranche C-1 Initial Term Loan to the U.S. Borrower in a principal amount equal to the Tranche C-1 Initial Term Loan Commitment set forth for such Tranche C-1 Lender on Schedule 1 hereto. Proceeds of Tranche C-1 Initial Term Loans shall be used solely as provided in Section 5.08 of the Restated Credit Agreement.

(b) Subject to the terms and conditions set forth herein, on the Amendment and Restatement Effective Date, each Tranche C-1 Lender agrees to make a Tranche C-1 Delayed Draw A Term Loan to the U.S. Borrower on any date on which the conditions set forth in Section 4.02A of the Restated Credit Agreement shall have been satisfied or waived as provided in Section 9.08 of the Restated Credit Agreement and subject to the terms thereof in a principal amount equal to the Tranche C-1 Delayed Draw A Term Loan Commitment set forth for such Tranche C-1 Lender on Schedule 1 hereto. Proceeds of Tranche C-1 Delayed Draw A Term Loans shall be used solely as provided in Section 5.08 of the Restated Credit Agreement.

(c) Subject to the terms and conditions set forth herein, on the Amendment and Restatement Effective Date, each Tranche C-1 Lender agrees to make a Tranche C-1 Delayed Draw B Term Loan to the U.S. Borrower on any date on which the conditions set forth in Section 4.02A of the Restated Credit Agreement shall have been satisfied or waived as provided in Section 9.08 of the Restated Credit Agreement and subject to the terms thereof in a principal amount equal to the Tranche C-1 Delayed Draw B Term Loan Commitment set forth for such Tranche C-1 Lender on Schedule 1 hereto. Proceeds of Tranche C-1 Delayed Draw B Term Loans shall be used solely as provided in Section 5.08 of the Restated Credit Agreement.

(d) The U.S. Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 2.12(a) of the Existing Credit Agreement to apply a portion of the proceeds of the Tranche C-1 Initial Term Loans being funded immediately upon the receipt thereof to prepay all outstanding Tranche B-1 Term Loans. The U.S. Borrower also agrees to pay to the Administrative Agent on the Amendment and Restatement Effective Date by intrabank transfer of immediately available funds all accrued interest, fees and other amounts owing in respect of the Tranche B-1 Initial Term Loans as of such date, and to pay any amounts payable pursuant to Section 2.17 of the Existing Credit Agreement as contemplated therein.

(e) Unless the Administrative Agent shall have received notice from a Tranche C-1 Lender that is funding any Tranche C-1 Initial Term Loans prior to the Amendment and Restatement Effective Date that such Lender will not make available to the Administrative Agent such Lender’s share of the Tranche C-1 Initial Term Loan Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the U.S. Borrower a corresponding amount. In such event, if a Tranche C-1 Lender has not in fact made its share of the Tranche C-1 Initial Term Loan Borrowing available to the Administrative Agent, then the applicable Lender and the U.S. Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the U.S. Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the U.S. Borrower, the interest rate applicable to ABR Term Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Tranche C-1 Initial Term Loan included in such Borrowing. If the U.S. Borrower pays such amount to the Administrative Agent, then such amount shall constitute a reduction of such Borrowing.

SECTION 4. Tranche C-2 Term Loans. (a) Subject to the terms and conditions set forth herein, on the Amendment and Restatement Effective Date, each Tranche C-2 Lender agrees to make a Tranche C-2 Term Loan to the Dutch Borrower. Proceeds of Tranche C-2 Term Loans shall be available solely as provided in Section 5.08 of the Restated Credit Agreement.

(b) The Dutch Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 2.12(a) of the Existing Credit Agreement to apply the proceeds of the Tranche C-2 Term Loans being funded immediately upon the receipt thereof to prepay all outstanding Tranche B-2 Term Loans. The Dutch Borrower also agrees to pay to the Administrative Agent on the Amendment and Restatement Effective Date by intrabank transfer of immediately available funds all accrued interest, fees and other amounts owing in respect of the Tranche B-2 Term Loans as of such date, and to pay any amounts payable pursuant to Section 2.17 of the Existing Credit Agreement as contemplated therein.

(c) Unless the Administrative Agent shall have received notice from a Tranche C-2 Lender that is funding any Tranche C-2 Term Loans prior to the Amendment and Restatement Effective Date that such Lender will not make available to the Administrative Agent such Lender’s share of the Tranche C-2 Term Loan Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Dutch Borrower a corresponding amount. In such event, if a Tranche C-2 Lender has not in fact made its share of the Tranche C-2 Term Loan Borrowing available to the Administrative Agent, then the applicable Lender and the U.S. Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Dutch Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the rate reasonably determined by the Administrative Agent to be the cost to it of funding such amount and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Dutch Borrower, the interest rate applicable to Base Rate Term Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Tranche C-2 Term Loan included in such Borrowing. If the U.S. Borrower pays such amount to the Administrative Agent, then such amount shall constitute a reduction of such Borrowing.

SECTION 5. Tranche C-3 Credit Linked Deposits. (a) Subject to the terms and conditions set forth herein, on the Amendment and Restatement Effective Date, each Tranche C-3 Lender agrees to pay to the Administrative Agent its Tranche C-3 Credit-Linked Deposit in full.

(b) The U.S. Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 2.09(b) of the Existing Credit Agreement to return to the Tranche B-3 Lenders the Tranche B-3 Credit-Linked Deposits. The U.S. Borrower also agrees to pay to the Administrative Agent on the Amendment and Restatement Effective Date by intrabank transfer of immediately available funds all accrued interest, fees and other amounts owing in respect of the Tranche B-3 Credit-Linked Deposits as of such date.

SECTION 6. Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit; Security Document Schedules. (a) Effective immediately after the prepayments and returns pursuant to Sections 3, 4 and 5 above, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”), and the Administrative Agent is hereby directed by the Required Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement.

(b) The aggregate principal amount of all Revolving Loans, Swingline Loans and Revolving Letters of Credit outstanding under the Existing Credit Agreement on the Amendment and Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Lenders and any Issuing Bank with respect thereto from and after the Amendment and Restatement Effective Date. Each Tranche B-3 Letter of Credit outstanding under the Existing Credit Agreement on the Amendment and Restatement Effective Date and set forth on Schedule 2 shall be deemed to be a Tranche C-3 Letter of Credit for all purposes of the Restated Credit Agreement and the other Loan Documents, automatically and without any action on the part of any person.

(c) Effective immediately after the prepayments and returns pursuant to Sections 3, 4 and 5 above, (i) Schedule 3-A hereto shall be deemed to amend, restate and replace Schedule II to the Collateral Agreement in its entirety, (ii) Schedule 3-B hereto shall be deemed to amend, restate and replace Schedule III to the Collateral Agreement in its entirety, (iv) Schedule 3-C-I hereto shall be deemed to amend, restate and replace Schedule 1 to the Pledged Global Intercompany Note dated May 31, 2005, in its entirety and Schedule 3-C-II hereto shall be deemed to amend, restate and replace Schedule 2 to the Pledged Global Intercompany Note dated May 31, 2005, in its entirety (v) Schedule 3-D-I hereto shall be deemed to amend, restate and replace Schedule 1 to the Non-Pledged Global Intercompany Note dated May 31, 2005, in its entirety and Schedule 3-D-II hereto shall be deemed to amend, restate and replace Schedule 2 to the Non-Pledged Global Intercompany Note dated May 31, 2005, in its entirety.

SECTION 7. Conditions. The consummation of the transactions set forth in Sections 3, 4, 5 and 6 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Amendment and Restatement Effective Date, a favorable written opinion of (i) Akin Gump, special counsel for Holdings and the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, and (ii) local U.S. and foreign counsel reasonably satisfactory to the Administrative Agent as specified on Schedule 4, in each case (a) dated the Amendment and Restatement Effective Date, (b) addressed to each Issuing Bank on the Amendment and Restatement Effective Date, the Administrative Agent and the Lenders and (c) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and each of Holdings and each Borrower hereby instructs its counsel to deliver such opinions.

(c) All legal matters incident to this Agreement and the other Loan Documents and the borrowings and extensions of credit thereunder shall be reasonably satisfactory to the Administrative Agent, to the Lenders and to each Issuing Bank on the Amendment and Restatement Effective Date.

(d) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii), (iii) and (iv) below:

(i) a copy of the certificate or articles of incorporation or limited liability agreement, including all amendments thereto, of each Loan Party, (a) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (b) in the case of a limited liability company, (i) certified by the Secretary or Assistant Secretary of each such Loan Party or other person duly authorized by such Loan Party or (ii) otherwise in form and substance reasonably satisfactory to the Administrative Agent;

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party or other person duly authorized by such Loan Party dated the Amendment and Restatement Effective Date and certifying

(A) that attached thereto is a true and complete copy of the by-laws (or limited liability company agreement, articles of association or other equivalent governing documents) of such Loan Party as in effect on the Amendment and Restatement Effective Date and at all times since a date prior to the date of the resolutions described in clause (b) below;

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of any Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment and Restatement Effective Date;

(C) that the certificate or articles of incorporation, articles of association or limited liability agreement of such Loan Party have not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above;

(D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and

(E) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party;

(iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer or other person duly authorized by such Loan Party executing the certificate pursuant to clause (ii) above; and

(iv) such other documents as the Administrative Agent or the Syndication Agent on the Amendment and Restatement Effective Date may reasonably request (including tax identification numbers and addresses).

(e) The Administrative Agent shall have received (i) all documents and instruments required by law or reasonably requested by the Administrative Agent to create or perfect the Liens intended to be created under the Security Documents after giving effect to the Transactions and (ii) a completed Perfection Certificate dated the Amendment and Restatement Effective Date and signed by a Responsible Officer of the applicable Borrower, together with all attachments contemplated thereby, and the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Existing Credit Agreement or have been released.

(f) The Transactions to be consummated on or prior to the Amendment and Restatement Effective Date shall be consummated prior to or simultaneously with the closing under the Restated Credit Agreement in accordance with applicable law and as described in the Summary of Principal Terms and Conditions contained in the Information Memorandum, and in a manner consistent with the sources and uses set forth therein. The Joint Lead Arrangers shall be satisfied that the Transactions to be consummated following the closing under this agreement shall be consummated in accordance with applicable law and as described in the Summary of Principal Terms and Conditions contained in the Information Memorandum, and in a manner consistent with the sources and uses set forth therein.

(g) On the Amendment and Restatement Effective Date, after giving effect to the Transactions and the other transactions contemplated hereby, Holdings, the U.S. Borrower and the Subsidiaries shall have outstanding no Indebtedness other than (i) the Loans and other extensions of credit under this Agreement, (ii) the Existing Notes and (iii) other Indebtedness permitted pursuant to Section 6.01 of the Restated Credit Agreement.

(h) The Lenders shall have received (i) a solvency certificate in form and substance and from an independent investment bank or valuation firm reasonably satisfactory to the Joint Lead Arrangers to the effect that, or (ii) a certificate from the Chief Financial Officer of the U.S. Borrower certifying that, the U.S. Borrower and the Subsidiaries, on a consolidated basis after giving effect to the Transactions are solvent (provided that, if such a solvency opinion is delivered to any of Holdings, the U.S. Borrower or any of the Subsidiaries on the Amendment and Restatement Effective Date, then such opinion shall also be delivered to the Lenders (or the Lenders shall be expressly permitted to rely thereon)).

(i) Since December 31, 2005, there shall have been no event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the U.S. Borrower and its Subsidiaries, taken as a whole, other than any (1) change in the industries in which Holdings, the U.S. Borrower or their Subsidiaries operate or change in general economic conditions or (2) fact, event, change, circumstance or effect arising out of or resulting from seasonal changes to the business of Holdings, the U.S. Borrower or their Subsidiaries.

(j) All requisite governmental authorities and third parties shall have approved or consented to the Transactions to be consummated on the Amendment and Restatement Effective Date and the Loan Documents to the extent required and material, all applicable appeal periods shall have expired and there shall be no litigation, governmental, administrative or judicial action, actual or threatened, that would reasonably be expected to restrain, prevent or impose materially burdensome conditions on the Transactions or the other transactions contemplated hereby.

(k) The Agents and Joint Lead Bookrunners shall have received all fees payable thereto or to any Lender on or prior to the Amendment and Restatement Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Amendment and Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and U.S. and foreign local counsel) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(l) The U.S. Borrower shall have used commercially reasonable efforts to cause the Facilities to be rated by each of Moody’s and S&P prior to the launch of syndication of the Facilities.

(m) The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.02 of the Restated Credit Agreement.

(n) The U.S. Borrower shall have issued the PIK Preferred Stock Redemption Notice.

(o) A Reaffirmation Agreement substantially in the form of Exhibit B hereto shall have been delivered by each party thereto.

(p) The Administrative Agent shall have received a notice of prepayment in respect of all outstanding Original Tranche B-1 Term Loans and all outstanding Original Tranche B-2 Term Loans in accordance with Section 2.11 of the Existing Credit Agreement and a notice of reduction of the Total Tranche B-3 Credit-Linked Deposit in accordance with Section 2.09 of the Existing Credit Agreement.

(q) The Administrative Agent shall have received true and correct copies of all the Debt Tender Offer Documents, certified as such by an appropriate officer of the U.S. Borrower.

(r) Each of the documents listed on Schedule 5 hereto shall have been delivered by each party thereto.

Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3, 4, 5 and 6 of this Agreement and the obligations of the Tranche C-1 Lenders to make Tranche C-1 Term Loans hereunder, the obligations of the Tranche C-2 Lenders to make Tranche C-2 Term Loans hereunder or the obligations of the Tranche C-3 Lenders to fund Tranche C-3 Credit-Linked Deposits hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived as set forth in Section 9.08 of the Restated Credit Agreement) at or prior to 5:00 p.m., New York City time, on July 31, 2006 (and, in the event such conditions are not so satisfied or waived, this Agreement and the Tranche C-1 Commitments, the Tranche C-2 Commitments and the commitments to fund Tranche C-3 Credit-Linked Deposits shall terminate at such time).

SECTION 8. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof that, when taken together, bear the signatures of Holdings, the Borrowers and the Required Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the

Borrowers and the Required Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the Amendment and Restatement Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.16, 2.17, 2.18 and 9.05 of the Existing Credit Agreement as in effect immediately prior to the Amendment and Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Amendment and Restatement Effective Date.

SECTION 10. Release. Notwithstanding anything to the contrary in any Loan Document, it is understood and agreed that the obligations of the Dutch Borrower in respect of the Tranche C-2 Term Loans shall not be secured by any Collateral (as defined in the Collateral Agreement) of Holdings, the U.S. Borrower or any Domestic Subsidiary Loan Party.

SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

SECTION 12. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.12 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

HEXION LLC,

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President

HEXION SPECIALTY CHEMICALS, INC.,

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President

HEXION SPECIALTY CHEMICALS CANADA, INC.,

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Vice President

HEXION SPECIALTY CHEMICALS B.V.,

By:	/s/ Illegible
Name:	Illegible
Title:	Attorney Director

HEXION SPECIALTY CHEMICALS UK LIMITED,

By:	/s/ Richard Healey
Name:	Richard Healey
Title:	Secretary and Authorized Signatory

BORDEN CHEMICAL UK LIMITED,

By:	/s/ Richard Healey
Name:	Richard Healey
Title:	Secretary and Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Peter A. Dedousis
Name:	Peter A. Dedousis
Title:	Managing Director

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SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF MAY 5, 2006, AMONG HEXION LLC, HEXION SPECIALTY CHEMICALS, INC., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Tranche C-1 Lenders:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

by	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

by	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Vice President

Tranche C-2 Lenders:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

by	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

by	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Vice President

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Tranche C-3 Lenders:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

by	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

by	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Vice President

Lenders consenting to the Amendment and Restatement:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

by	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

by	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Vice President

CITICORP NORTH AMERICA, INC.,

by	/s/ Svetoslav Nikov
Name:	Svetoslav Nikov
Title:	Vice President

CITIBANK, N.A., CANADIAN BRANCH,

by	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorised Signer

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UBS LOAN FINANCE LLC,

by	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director, Banking Products Services, US

by	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director, Banking Products Services, US

BANK OF AMERICA, N.A.,

by	/s/ Alysa A. Trakas
Name:	Alysa A. Trakas
Title:	Vice President

BANK OF AMERICA, N.A., (Canada Branch),

by
Name:
Title:

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